Exhibit 99.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-Q of Bremer Financial Corporation (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on May 13, 2003 (the "Periodic Report"), I, Stan K. Dardis, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 13, 2003                           /s/ Stan K. Dardis
        ------------                           -------------------------------
                                               Stan K. Dardis
                                               President and
                                               Chief Executive Officer
                                               Bremer Financial Corporation